CAPEX NOTE

$650,000.00	November 16, 2006
Minneapolis, Minnesota

FOR VALUE RECEIVED, the undersigned, MENDOCINO BREWING COMPANY, INC., a California corporation and RELETA BREWING COMPANY LLC, a Delaware limited liability company (the "Borrowers"), JOINTLY AND SEVERALLY promise to pay to the order of MARQUETTE BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender), on the Termination Date, or other due date or dates determined under the Loan Agreement hereinafter referred to, the principal sum of SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($650,000.00), or if less, the then aggregate unpaid principal amount of the Capex Loans (as such term is defined in the Loan Agreement) as may be borrowed by the Borrowers under the Loan Agreement. All Capex Loans and all payments of principal thereon shall be recorded by the holder in its records which records shall be conclusive evidence of the subject matter thereof, absent manifest error.

The Borrowers further promise to pay to the order of the Lender interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at the rates per annum which shall be determined in accordance with the provisions of the Loan Agreement. Accrued interest shall be payable on the dates specified in the Loan Agreement.

All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Lender's office at 1660 S. Hwy 100, Suite 146, Minneapolis, Minnesota 55416-1524, or at such other place as may be designated by the Lender to the Borrowers in writing.

This Note is a promissory note of the type referred to in Section 3.5 of, and evidences indebtedness incurred under, that certain Loan and Security Agreement dated as of November 16, 2006 (together with all schedules and exhibits attached thereto, herein, as it may be amended, modified or supplemented from time to time, called the "Loan Agreement") among the Borrowers and the Lender, to which Loan Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Borrowers are permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable. Capitalized terms used but not otherwise defined herein shall have the meanings given in the Loan Agreement.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

This Note is made under and governed by the internal laws of the State of Minnesota.

MENDOCINO BREWING COMPANY, a California corporation

By:
Its:

RELETA BREWING COMPANY LLC, a Delaware limited liability company

By:
Its:

ACKNOWLEDGMENT

State of California
County of _________________

On November ____, 2006 before me, _________________________, the _____________________ of MENDOCINO BREWING COMPANY, INC., a California corporation personally appeared _____________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _______________________________

(Seal)

ACKNOWLEDGMENT

State of California
County of _________________

On November ____, 2006 before me, ________________________, the _____________________ of RELETA BREWING COMPANY LLC, a New York limited liability company, personally appeared ______________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _______________________________

(Seal)